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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 27, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                           000-30176                           73-1567067
(State or Other Jurisdiction of     (Commission File Number)           (I.R.S. Employer
Incorporation or Organization)                                             Identification Number)


  20 NORTH BROADWAY, SUITE 1500
     OKLAHOMA CITY, OKLAHOMA                                                     73102
(Address of Principal Executive Offices)                                       (Zip Code)
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       Registrant's telephone number, including area code: (405) 235-3611



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ITEM 5. OTHER EVENTS

         On September 27, 2001, Devon Energy Corporation and Mitchell Energy &
Development Corp. announced that they expect to amend their merger agreement.
The amendment would eliminate the risk that Devon's stock price would prevent the issuance of certain tax opinions that are a condition to the transaction.

         The press release is filed as Exhibit 99 to this Current Report on Form
8-K, and the contents of such Exhibit is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99       Press Release dated September 27, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         DEVON ENERGY CORPORATION


                                         By: /s/   Marian J. Moon
                                            ------------------------------------
                                            Marian J. Moon
                                            Senior Vice President


Date: September 27, 2001



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                                  EXHIBIT INDEX



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
EXHIBIT
NUMBER          DESCRIPTION
------          -----------
99              Press Release dated September 27, 2001
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